UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/01/2006

Unitrin, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-18298

DE	95-4255452
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One East Wacker Drive, Chicago, IL 60601
(Address of principal executive offices, including zip code)

312-661-4600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On September 1, 2006, the Compensation Committee of the Company's Board of Directors approved a grant of 20,000 shares of restricted stock to Eric J. Draut, Executive Vice President & Chief Financial Officer, and a grant of 15,000 shares of restricted stock to Richard Roeske, Vice President & Chief Accounting Officer, two of the named executive officers listed in the Summary Compensation Table in the Company's 2006 Proxy Statement. The grants were made under the Company's 2005 Restricted Stock and Restricted Stock Unit Plan (the "Plan") and are subject to forfeiture and other restrictions pursuant to the Plan until vesting upon the fourth anniversary of the grant date.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unitrin, Inc.

Date: September 05, 2006	By:	/s/ Scott Renwick
Scott Renwick
Senior Vice President, General Counsel and Secretary